flyExclusive, Inc. Q4 & Full Year 2025 Earnings Review March 5, 2026

FORWARD-LOOKING INFORMATION.  This Presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to flyExclusive the products and services offered by flyExclusive and the markets in which it operates and flyExclusive’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to a change in flyExclusive’s business or results of operations, (ii) the ability to maintain the listing of flyExclusive’s securities on a national securities exchange, (iii) changes in the capital structure of flyExclusive, (iv) changes in the competitive industries and markets in which flyExclusive operates or plans to operate, (v) changes in laws and regulations affecting flyExclusive’s business, (vi) the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, (vii) risks related to flyExclusive’s potential inability to achieve or maintain profitability and generate cash, (viii) current and future conditions in the global economy and their impact on flyExclusive, its business and markets in which it operates, (ix) the potential inability of flyExclusive to manage growth effectively, (x) flyExclusive’s customer concentration, and (xi) the ability to recruit, train and retain qualified personnel.  The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in flyExclusive’s Form 10-K filed on March 5, 2026 and other documents filed or to be filed with the U.S. Securities and Exchange Commission (the “SEC”). Disclaimers & Other Important Information

I. EXECUTIVE SUMMARY Q4 2025 HIGHLIGHTS Record Revenue Growth $104 million in consolidated revenue +15% YoY revenue growth Double digit growth across Jet Club, MRO, & Fractional categories +56% YoY growth in fractional sales +48% YoY growth in MRO Robust Efficiency Gains & Profitability Continued execution on eliminating non- performing A/C +13% growth in flight hours with 14% fewer aircraft +14% YoY increase in gross profit $6.6M Positive Adjusted EBITDA Strengthened Balance Sheet $84M paydowns in LT Notes Payable while maintaining cash position Conversion of Series B Preferred to Common

Who We are Minutes Matter Humble Professionals Winning Attitude Safety First Larger Cause Trusted partner in private jet travel, providing our clients with curated jet experiences that anticipate their needs for comfort and style World-class private aviation company providing a reliable travel experience and exclusive customer benefits Product suite serves range of client needs while diversifying revenue streams, with ~50% of revenue contracted on an annual basis Industry-leading fleet with 85+ light to heavy jets on certificate and 100% operational control Fastest growing operator since 2019 and the 5th largest private operator in the U.S. per Argus Fleet modernization and 24/7 maintenance, avionics, and interior refurbishment to maintain highest quality fleet

I. EXECUTIVE SUMMARY Q4 2025 PERFORMANCE

Q4 2025(1) Performance at a glance Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line records Revenue Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation +14% Gross Profit & Margin +14% +13% in flight revenue +21% in fractional revenue +65% in MRO revenue

Q4 2025(1) Performance at a glance Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation Adjusted EBITDA (2) Adjusted EBITDAR (2) +1478 basis point improvement in Adjusted EBITDA margin 12% YoY reduction in SG&A expense due to savings in 3rd party services and headcount efficiencies Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line records

Quarterly Performance at a glance Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation Sequential quarterly improvement in Adjusted EBITDA (in millions) Avg. Quarterly Growth Rate +$3.7M / Qtr

Fleet refresh execution... Eliminated 28 non-performing aircraft Non-Performing Aircraft Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Two non-performing aircraft disposed during Q4 Operating loss reduced to >$400K per month from over $3M monthly at beginning of 2024 Continued progress towards fully eliminating by 2026

OPERATIONAL EFFICIENCY GAINS Fleet Refresh resulting in improved utilization and more efficient fleet Dispatch Availability +15% improvement in availability across the fleet Deployment of 10 MSU trucks in Q4 in strategic geographic regions Each 1% improvement results in +$210K monthly / $2.5M annual contribution(3) Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Utility is defined as total flight hours flown on our core fleet (CJ3s, XLs, and Challenger 300/350s) divided by the monthly average number of aircraft, including those aircraft not available due to maintenance. Utility is shown as a monthly average. Calculation assumes our current fleet size. +720 bps

…Leads to Improved utilization Fleet Refresh resulting in improved utilization and more efficient fleet Aircraft Generating Revenue Flight Hours 14% reduction in fleet size +23% increase in aircraft utilization on core fleet due to a more efficient fleet mix +22% vs Q4 2024 contractually committed demand (Partner, Fractional, Jet Club) hours Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Utility is defined as total flight hours flown on our core fleet (CJ3s, XLs, and Challenger 300/350s) divided by the monthly average number of aircraft, including those aircraft not available due to maintenance. Utility is shown as a monthly average. (14%) +13% Core Fleet A/C Utility +23% Core Fleet A/C Utility (2)

Q4 2025(1) Performance at a glance Improved SG&A operational leverage SG&A % of Revenue (2) Flight Hours per SG&A Headcount Revenue per SG&A Headcount Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Members contributing to revenue during the three-months ended December 31, 2025. (616 bps) +16% +19%

Q4 2025(1) Performance at a glance Retail Customer and Sales Performance Retail Members (2) Retail Sales – Jet Club Retail Sales - Fractional +8% (39%) +3% Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Members contributing to revenue during the three-months ended December 31, 2025.

I. EXECUTIVE SUMMARY YTD 2025 PERFORMANCE

YTD 2025(1) Performance at a glance Revenue Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation +15% Gross Profit & Margin +52% +13% in flight revenue +56% in fractional revenue +48% in MRO revenue +720 bps (+15%) in Dispatch availability YTD YoY improvement Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line gains

YTD 2025(1) Performance at a glance Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Adjusted EBITDA, Adjusted EBITDA %, and Adjusted EBITDAR are non-GAAP financial measures as defined and reconciled in the appendix of this presentation Adjusted EBITDA (2) Adjusted EBITDAR (2) +1531 basis point improvement in Adjusted EBITDA margin 10% reduction in SG&A expense resulting in annualized costs savings of $8.7M+ +1531 bps +$48.8M Fleet Refresh and Continually Improving Operating Efficiencies leading to top- and bottom-line gains

OPERATIONAL EFFICIENCY GAINS Fleet Refresh resulting in improved utilization and more efficient fleet Dispatch Availability +10% improvement in availability across the fleet Deployment of 10 MSU trucks in Q4 in strategic geographic regions – Full Year impact in 2026 Each 1% improvement results in +$210K monthly / $2.5M annual contribution(3) Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Utility is defined as total flight hours flown on our core fleet (CJ3s, XLs, and Challenger 300/350s) divided by the monthly average number of aircraft, including those aircraft not available due to maintenance. Utility is shown as a monthly average. Calculation assumes our current fleet size. +480 bps

…Leads to Improved utilization Fleet Refresh resulting in improved utilization and more efficient fleet Aircraft Generating Revenue Flight Hours 19% reduction in fleet size +8% increase in aircraft utilization on core fleet due to a more efficient fleet mix +33% vs 2024 contractually committed demand (Partner, Fractional, Jet Club) hours Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Utility is defined as total flight hours flown on our core fleet (CJ3s, XLs, and Challenger 300/350s) divided by the monthly average number of aircraft, including those aircraft not available due to maintenance. Utility is shown as a monthly average. (19%) +12% Core Fleet A/C Utility +8% Core Fleet A/C Utility (2)

YTD 2025(1) Performance at a glance Improved SG&A operational leverage SG&A % of Revenue (2) Flight Hours per SG&A Headcount Revenue per SG&A Headcount Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Members contributing to revenue during the twelve-months ended December 31, 2025. (595 bps) +24% +28%

YTD 2025(1) Performance at a glance Retail Customer and Sales Performance (in millions) Retail Sales – Jet Club Retail Sales - Fractional +9% (8)% +35% Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Members contributing to revenue during the twelve-months ended December 31, 2025. Retail Members (2)

Strengthened Balance Sheet Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. Represents current and non-current portion of both related party and third-party long-term notes payable as of December 31, 2025 and 2024. Long-Term Notes Payable (2) Cash $84 million reduction in long-term notes payable during 2025 while +2% improvement in Cash year over year (36)% Aggressive de-leveraging of the balance sheet while maintaining liquidity (in millions)

I. EXECUTIVE SUMMARY APPENDIX

Non-Gaap Reconciliation EBITDA, Adjusted EBITDA, and Adjusted EBITDAR (1)(2) Consolidated results of flyExclusive, Inc. for the three- and twelve-month periods ending December 31, 2025. EBITDA is a performance measure that is calculated by taking net income and excluding interest, income taxes, and depreciation and amortization. Adjusted EBITDA is a performance measure that excludes the impact of non-recurring transaction that management does not consider to be indicative of the Company’s ongoing operating performance. Refer to the footnotes in the Company’s December 31, 2025 Form 10-K for further disclosure and footnotes related to the adjustments to EBITDA. Adjusted EBITDAR is a performance measure that provides an adjustment for the effects of financing in general and the accounting effects of the acquisition of aircraft, which may be acquired outright, subject to acquisition debt, by capital or operating lease, each of which may fluctuate significantly from period to period and may result in a different accounting treatment. Reference further adjustment definition and disclosure in the MD&A section of the Form 10-K for the period ended December 31, 2025 .